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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 1997

                         CHASE MANHATTAN BANK USA, N.A.
               (Exact Name of registrant specified in its charter)

United States                  333-07575                    22-2382028
(State or other          (Commission File Number)        (I.R.S. employer
Jurisdiction of                                          Identification No.)
Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801

                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5033

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Item 5.  Other Events

                  On June 11, 1997, the opinion of counsel to Chase Manhattan Auto Owner Trust 1997-B (the "Trust") regarding the tax status of the Trust, dated as of March 12, 1997 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, N.A.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibits

                  8.5 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of June 11, 1997.

                  23.6 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.5)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MANHATTAN BANK USA, N.A.
                                              ------------------------------
                                              (Registrant)

                                              By: /s/ Keith Schuck
                                                  --------------------------
                                                  Name: Keith Schuck
                                                  Title: Controller

Date:  June 12, 1997


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                                INDEX TO EXHIBITS

                                                                 Sequentially
Exhibit Number    Exhibit                                       Numbered Pages
--------------    -------                                       --------------

8.5               Opinion of Simpson Thacher &                         2
                  Bartlett with respect to the tax
                  status of the Trust, dated as
                  of June 11, 1997.

23.6              Consent of Simpson Thacher & Bartlett
                  (included as part of Exhibit 8.5)